Prospectus Supplement	November 26, 2008

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
Prospectuses dated April 30, 2008

The section Who oversees and manages the funds? is supplemented as follows:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

The section is also supplemented to reflect that David Calabro and Raman Srivastava now are the only officers of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Mr. Srivastava over the past five years are set forth in the prospectuses.

Mr. Calabro was appointed as a portfolio manager of the fund in November 2008. From 1992 to 2005, he was employed by MFS Investment Management as a Portfolio Manager.

The sub-section Investment management teams is deleted, except for the tabular information regarding Mr. Srivastava’s length of service and business experience during the past five years. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Balanced Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

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PUTNAM INVESTMENTS